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                                                                    EXHIBIT 10.2

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                                  AMENDMENT TO

                               SERVICES AGREEMENT

                                 by and between

        DUKE ENERGY CORPORATION, DUKE ENERGY BUSINESS SERVICES, LLC, DUKE ENERGY AMERICAS, LLC AND DUKE ENERGY GAS TRANSMISSION CORPORATION

                                       and

                         DUKE ENERGY FIELD SERVICES, LLC

                           Dated as of January 1, 2004

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                         Amendment to Services Agreement

      This Amendment to the Services Agreement (this "Amendment") is made this 17th day of August, 2004, but effective as of January 1, 2004, by and between Duke Energy Corporation, Duke Energy Business Services LLC, Duke Energy Americas, LLC ("DEA") and Duke Energy Gas Transmission Corporation (collectively "Duke"), and Duke Energy Field Services, LLC (the "Company") (each, a "Party", and collectively, the "Parties").

                                    RECITALS:

      WHEREAS, Duke (sans DEA) and the Company are parties to that certain Services Agreement dated March 14, 2000, as amended (the "Services Agreement") (capitalized terms used but not defined here shall have the meaning given thereto in the Services Agreement);

      WHEREAS, Duke and the Company desire to amend the Services Agreement to restate the services and rates for 2004; and

      WHEREAS, Duke and the Company desire to include DEA as a Party to the Services Agreement and this Amendment.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. The rate sheet found in Exhibit A, Article I of the Services Agreement shall be terminated and restated with the new rate sheet attachment hereto entitled "Exhibit A, Article I (as amended)".

2. The Services listed in Exhibit A, Article II of the Services Agreement shall be terminated and restated with the new services sheet described in the attachment hereto entitled "Exhibit A, Article II (as amended)".

3.    The Parties ratify the Services Agreement as amended hereby.

4. DEA shall be a Party to the Services Agreement and included within the definition of Duke.

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      IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered on the date first set forth above.

DUKE ENERGY CORPORATION                     DUKE ENERGY BUSINESS SERVICES LLC

By:   /s/ Keith G. Butler                   By:  /s/ A.R. Mullinax
   -------------------------------------       ---------------------------------
   Name:  Keith G. Butler                      Name:  A.R. Mullinax
   Title:    Vice President & Controller       Title: Group Vice President, DEBS

DUKE ENERGY GAS TRANSMISSION CORPORATION    DUKE ENERGY AMERICAS, LLC

By:  /s/ James M. Pruett                    By:  /s/ James M. Pruett
   ------------------------------------        --------------------------------
   Name:  James M. Pruett                      Name:  James M. Pruett
   Title: Group Vice President                 Title: Group Vice President
          Human Resources                             Human Resources

DUKE ENERGY FIELD SERVICES, LLC

By:  /s/ W. H. Easter III
   -------------------------------------
   Name:  W. H. Easter III
   Title: Chairman, President and CEO

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